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MacDermid  Incorporated  Newsline
Waterbury,  CT  06720-9984
Tel  (203)  575-5700
Offices  located  worldwide.




                              Earnings Announcement
                             WATERBURY, CONNECTICUT
                                April 26th, 2004
                              FOR IMMEDIATE RELEASE


              First Quarter diluted earnings per share $0.42 up 17%


MacDermid, Incorporated, a worldwide manufacturer of proprietary specialty chemical products and materials for the electronics, metal finishing and graphic arts industries, today reports earnings for its first quarter ended March 31, 2004.


Quarter ended March 31, 2004 compared to March 31, 2003
Net earnings for the first quarter were $12.9 million or $0.42 per diluted share compared to net earnings of $11.6 million or $0.36 per share in the prior year quarter.

Proprietary sales of $152.2 million increased by 6% or $8.5 million, and total sales were $162.0 million up $9.2 million or 6%. Favorable currency exchange rates aided total sales by $11.1 million, proprietary sales by $9.8 million, and net earnings by $0.9 million or $0.03 per share. Owner Earnings, a measure of free cash flow, were $6.4 million. The March quarter included a semi-annual bond interest payment of $13.8 million. Cash retained ended at $66.6 million.


Dan Leever Chairman and CEO stated "This quarter appears very similar to the December 2003 quarter. The main difference was the acceleration in revenues as the quarter progressed. Demand as the quarter ended was quite robust, especially in our Advanced Surface Finishing business.

Cash generation and hence Owner Earnings of $6.4 million was not at the level we have come to expect. Part of the shortfall is timing such as the semi - annual bond interest payment and accelerating revenues during the quarter. However, even after considering those items we were short of our
expectation.   We are assured by our operating managers that we continue to stay focused on cash flow generation, and that we will improve as the year continues. If revenues are strong, any improvement we make will be offset, in part, by the need to fund additional working capital. We certainly hope this is the case!
In any event, our drive for cash flow generation is derived from our desire to create value, as opposed to necessity. With $66.6 million in cash and a ratio of net debt to gross cash flow (EBITDA) of 1.9 to 1, we have ample liquidity.
We are in no rush to deploy the cash, although we do look at acquisition candidates from time to time.

Whereas we are pleased with the performance of our Advanced Surface Finishing Business, especially in the US and Asia, there are still significant soft spots. The European economy continues to lag, and our Printing business is facing difficult end markets. Given that we are not "firing on all cylinders" we are pleased with the underlying performance and optimistic about the prospects for the rest of the year."










Note:
Owner Earnings is calculated as Net Cash flows provided by operating activities (GAAP definition) less net capital expenditures. EBITDA comprises Earnings before Interest, Taxation, Depreciation and Amortization. This press release and additional financial information together with our reconciliation of GAAP to Non-GAAP numbers are available on our website.
Website: http://www/macdermid.com


                         MacDermid, Incorporated

                         NYSE - MRD
                         CUSIP 554273 10 2

   April 26,2004

This report and other Corporation reports and statements describe many of the positive factors affecting the Corporation's future business prospects. Investors should also be aware of factors that could have a negative impact on those prospects. These include political, economic or other conditions such as currency exchange rates, inflation rates, recessionary or expansive trends, taxes and regulations and laws affecting the business; competitive products, advertising, promotional and pricing activity; the degree of acceptance of new product introductions in the marketplace; technical difficulties which may arise with new product introductions; and the difficulty of forecasting sales at certain times in certain markets.






MacDermid, Incorporated
Condensed Consolidated Summary of Earnings
                                                    (Unaudited)
in thousands, except share and per share amounts

                                                                           Three Months Ended
                                                                           --------------------
                                                                 Mar. 31st             Mar. 31st
                                                                                2004          2003
                                                                 --------------------  ------------

Proprietary sales                                                $           152,199   $   143,673
Other sales                                                                    9,813         9,130
                                                                 --------------------  ------------
Total net sales                                                  $           162,012   $   152,803
                                                                 --------------------  ------------
Gross margin                                                                  77,526        72,542
  GM %                                                                          47.9%         47.5%

Selling, technical and administrative expense                                 49,983        47,383


  subtotal operating profit before amortization                               27,543        25,159
  OP %                                                                          17.0%         16.5%
--------------------------------------------------               --------------------  ------------

Amortization                                                                     734           769
                                                                 --------------------  ------------
Operating profit                                                              26,809        24,390

Other (income) expense, net                                                      258          (207)
Interest expense, net                                                          7,591         7,438
                                                                 --------------------  ------------

Earnings before income taxes and discontinued
  operations                                                                  18,960        17,159
Income tax (expense)                                                          (6,067)       (5,491)
                                                                 --------------------  ------------
Earnings from continuing operations                                           12,893        11,668
Discontinued operations                                                            -          (102)
                                                                 --------------------  ------------
Net earnings                                                     $            12,893   $    11,566
                                                                 ====================  ============

Continuing operations per share                                  $              0.42   $      0.36
Discontinued operations per share                                $              0.00        ($0.00)
                                                                 --------------------  ------------
Diluted earnings per share                                       $              0.42   $      0.36
                                                                 ====================  ============

Diluted average common shares outstanding                                 31,041,763    32,467,172
                                                                 ====================  ============





                                           MacDermid, Incorporated
                                         Sales and Margins by Region
in thousands
                                                                      Three Months Ended
                                                                 -----------------------------
                                                           Mar. 31st                         Mar. 31st
                                                                2004                             2003
                                        -----------------------------                      -----------

Americas
Total net sales. . . . . . . . . . . .  $                     65,676                       $   68,517
Operating profit before amortization .  $                     12,206                       $   10,906
OP % . . . . . . . . . . . . . . . . .                          18.6%                            15.9%

Europe
Total net sales. . . . . . . . . . . .  $                     61,789                       $   54,837
Operating profit before amortization .  $                      8,083                       $    8,196
OP % . . . . . . . . . . . . . . . . .                          13.1%                            14.9%

Asia
Total net sales. . . . . . . . . . . .  $                     34,547                       $   29,449
Operating profit before amortization .  $                      7,254                       $    6,057
OP % . . . . . . . . . . . . . . . . .                          21.0%                            20.6%

Consolidated Total
Total net sales. . . . . . . . . . . .  $                    162,012                       $  152,803
Operating profit before amortization .  $                     27,543                       $   25,159
OP % . . . . . . . . . . . . . . . . .                          17.0%                            16.5%


                                        MacDermid, Incorporated
                                        Sales and Margins by Group
in thousands

                                                                       Three Months Ended
                                                                       ------------------
                                                           Mar. 31st                         Mar. 31st
                                                                2004                             2003
                                        -----------------------------                      -----------

Advanced Surface Finishing
Total net sales. . . . . . . . . . . .  $                     93,488                       $   84,970
Operating profit before amortization .  $                     15,415                       $   12,900
OP % . . . . . . . . . . . . . . . . .                          16.5%                            15.2%

Printing Solutions
Total net sales. . . . . . . . . . . .  $                     68,524                       $   67,833
Operating profit before amortization .  $                     12,128                       $   12,259
OP % . . . . . . . . . . . . . . . . .                          17.7%                            18.1%

Consolidated Total
Total net sales. . . . . . . . . . . .  $                    162,012                       $  152,803
Operating profit before amortization .  $                     27,543                       $   25,159
OP % . . . . . . . . . . . . . . . . .                          17.0%                            16.5%






MacDermid, Incorporated
Condensed Consolidated Balance Sheets
in thousands

                                           Mar. 31st     Dec. 31st
                                                  2004         2003
                                           ------------  -----------
                                            (Unaudited)

Cash and cash equivalents . . . . . . . .  $    66,559   $   61,294
Accounts receivable, net. . . . . . . . .      143,794      137,149
Inventories, net. . . . . . . . . . . . .       79,367       75,775
Other current assets. . . . . . . . . . .       29,914       31,097
                                           ------------  -----------
                                               319,634      305,315

Property, plant & equipment, net. . . . .      110,380      113,642
Goodwill. . . . . . . . . . . . . . . . .      194,200      194,200
Intangibles . . . . . . . . . . . . . . .       29,634       30,061
Other assets, net . . . . . . . . . . . .       53,438       54,017
                                           ------------  -----------
Total assets. . . . . . . . . . . . . . .  $   707,286   $  697,235
                                           ============  ===========


Payables and accruals . . . . . . . . . .  $   120,096   $  124,125
Short-term debt . . . . . . . . . . . . .        1,155        1,498
Long-term debt. . . . . . . . . . . . . .      301,251      301,203
Other long-term liabilities . . . . . . .       31,846       31,397
Shareholders' equity. . . . . . . . . . .      252,938      239,012
                                           ------------  -----------
Total liabilities & shareholders' equity.  $   707,286   $  697,235
                                           ============  ===========


Debt to total capital . . . . . . . . . .           54%          56%
-----------------------------------------  ------------  -----------





MacDermid, Incorporated
Condensed Consolidated Summary of Cash Flows
                                               (Unaudited)
in thousands


                                                                         Three Months Ended
                                                                        --------------------
                                                                      Mar. 31st     Mar. 31st
                                                                           2004         2003
                                                            --------------------  -----------


Net earnings                                                $            12,893   $   11,566
Earnings (loss) from discontinued operations                                  -         (102)
                                                            --------------------  -----------
Earnings from continuing operations                                      12,893       11,668

Depreciation                                                              4,125        3,941
Amortization                                                                734          769
Provision for bad debt                                                      599        1,720
Stock compensation expense                                                1,560        1,031
Deferred taxes                                                             (149)           -
Working capital changes                                                 (12,573)      (1,961)
Discontinued operations                                                       -        2,229
                                                            --------------------  -----------
Cash from operations                                                      7,189       19,397

Capital spending, net                                                      (782)        (979)

                                                            --------------------  -----------
Owner earnings**                                                          6,407       18,418

Dividends to shareholders                                                (1,212)        (646)
Increase/(decrease) in debt                                                (322)      (3,570)
Treasury shares                                                              31           50
Other                                                                       361          363
                                                            --------------------  -----------

Increase/(decrease) in cash                                 $             5,265   $   14,615
                                                            ====================  ===========




**Note:  Pro forma owner earnings
      adjusted for semi-annual bond interest
       payments would have been as follows:                 $            13,307   $   25,318
                                                            ====================  ===========








MacDermid, Inc.
Regulation G:   GAAP to Non-GAAP Reconciliation

Gross Profit Before Special Charges (a) (b)
------------------------------------------------
(In thousands)                                                          Three Months Ended
                                                                        --------------------
                                                  June 02     Sep-02                 Dec-02     Mar-03     Jun-03     Sep-03
                                                  ---------  ---------  --------------------  ---------  ---------  ---------

Net Sales as reported. . . . . . . . . . . . . .  $155,244   $151,430   $           156,905   $152,803   $155,320   $149,658
                                                  ---------  ---------  --------------------  ---------  ---------  ---------

Gross Profit as reported . . . . . . . . . . . .  $ 72,848   $ 69,067   $            65,620   $ 72,542   $ 73,793   $ 69,917
Add: Special Charges . . . . . . . . . . . . . .         -          -                 3,211          -          -          -
                                                  ---------  ---------  --------------------  ---------  ---------  ---------
Gross Profit Before Special Charges. . . . . . .  $ 72,848   $ 69,067   $            68,831   $ 72,542   $ 73,793   $ 69,917
                                                  ---------  ---------  --------------------  ---------  ---------  ---------

GP % Before Special Charges. . . . . . . . . . .      46.9%      45.6%                 43.9%      47.5%      47.5%      46.7%




MacDermid, Inc.
Regulation G:   GAAP to Non-GAAP Reconciliation

Gross Profit Before Special Charges (a) (b)                             Year         Year
------------------------------------------------
(In thousands)                                                          Ended        Ended

                                                  Dec-03     Mar-04     Dec 31-02    Dec 31-03
                                                  ---------  ---------  -----------  -----------

Net Sales as reported. . . . . . . . . . . . . .  $162,105   $162,012   $  611,490   $  619,886
                                                  ---------  ---------  -----------  -----------

Gross Profit as reported . . . . . . . . . . . .  $ 74,363   $ 77,526   $  274,478   $  290,615
Add: Special Charges . . . . . . . . . . . . . .         -          -        3,211            -
                                                  ---------
Gross Profit Before Special Charges. . . . . . .  $ 74,363   $ 77,526   $  277,689   $  290,615
                                                  ---------  ---------  -----------  -----------

GP % Before Special Charges. . . . . . . . . . .      45.9%      47.9%        45.4%        46.9%



(a)  as a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results now reflected as Discontinued Operations.

(b)  "Gross Profit Before Special Charges" and "Operating Profit Before Amortization and Special Charges" are not intended to represent Net Earnings as defined by Generally
Accepted Accounting Principles. These measurements should not be used as an alternative to Net Earnings as an indicator of operating performance and may not be
comparable to similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure of past operating
performance and believes these measurements play an important factor toward the growth of shareholder value over time.







MacDermid, Inc.
Regulation G:   GAAP to Non-GAAP Reconciliation
Operating Profit Before Amortization and Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)                                                                          Three Months Ended
                                                                                        --------------------
                                                                  June 02    Sep-02                 Dec-02      Mar-03     Jun-03
                                                                  ---------  ---------  --------------------  ---------  ---------

Net Sales per above. . . . . . . . . . . . . . . . . . . . . . .  $155,244   $151,430   $           156,905   $152,803   $155,320
                                                                  ---------  ---------  --------------------  ---------  ---------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $ 21,435   $ 20,944   $            19,489   $ 24,597   $ 25,566

Add: Amortization. . . . . . . . . . . . . . . . . . . . . . . .     1,570      1,557                 1,528        769        851
Add: Other (Income) Expense. . . . . . . . . . . . . . . . . . .       354      1,187                   930       (207)      (132)
Add: Special Charges . . . . . . . . . . . . . . . . . . . . . .         -          -                 6,177          -          -
Operating Profit Before Amortization &
                                                                  ---------  ---------  --------------------  ---------  ---------
   Special Charges . . . . . . . . . . . . . . . . . . . . . . .  $ 23,359   $ 23,688   $            28,124   $ 25,159   $ 26,285
                                                                  =========  =========  ====================  =========  =========


% OP Before Amortization & Special
  Charges to Net Sales . . . . . . . . . . . . . . . . . . . . .      15.0%      15.6%                 17.9%      16.5%      16.9%




MacDermid, Inc.
Regulation G:   GAAP to Non-GAAP Reconciliation
-----------------------------------------------

Operating Profit Before Amortization and Special Charges (a) (b)                                   Year         Year
----------------------------------------------------------------
(In thousands)                                                                                     Ended        Ended

                                                                  Sep-03     Dec-03     Mar-04     Dec 31-02    Dec 31-03
                                                                  ---------  ---------  ---------  -----------  -----------

Net Sales per above. . . . . . . . . . . . . . . . . . . . . . .  $149,658   $162,105   $162,012   $  611,490   $  619,886
                                                                  ---------  ---------  ---------  -----------  -----------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $ 25,611   $ 27,690   $ 26,551   $   81,482   $  103,464

Add: Amortization. . . . . . . . . . . . . . . . . . . . . . . .       792        889        734        6,222        3,301
Add: Other (Income) Expense. . . . . . . . . . . . . . . . . . .    (2,833)    (1,142)       258        2,651       (4,314)
Add: Special Charges . . . . . . . . . . . . . . . . . . . . . .         -          -          -        6,177            -
Operating Profit Before Amortization &
                                                                  ---------  ---------  ---------  -----------  -----------
   Special Charges . . . . . . . . . . . . . . . . . . . . . . .  $ 23,570   $ 27,437   $ 27,543   $   96,532   $  102,451
                                                                  =========  =========  =========  ===========  ===========


% OP Before Amortization & Special
  Charges to Net Sales . . . . . . . . . . . . . . . . . . . . .      15.7%      16.9%      17.0%        15.8%        16.5%



(a)  as a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results now reflected as Discontinued Operations.

(b)  "Gross Profit Before Special Charges" and "Operating Profit Before Amortization and Special Charges" are not intended to represent Net Earnings as defined by Generally
Accepted Accounting Principles. These measurements should not be used as an alternative to Net Earnings as an indicator of operating performance and may not be
comparable to similarly titled measures used by other entities. Management believes that these measurements portray a meaningful measure of past operating
performance and believes these measurements play an important factor toward the growth of shareholder value over time.




MacDermid, Inc.
Regulation G:   GAAP to Non-GAAP Reconciliation
EPS from Continuing Operations Before Special Charges & Stock Compensation (a) (b)
----------------------------------------------------------------------------------

(In thousands, except share and per share amounts)


                                                                Three        Months        Ended
                                                                -----------  ------------  ------------
                                                       June-02       Sep-02       Dec-02        Mar-03        Jun-03
                                                   -----------  -----------  ------------  ------------  ------------

Net Income (Loss) as reported . . . . . . . . . .  $     9,673  $     8,664     ($16,321)  $    11,566   $    12,130
Deduct:  Income (Loss) from Discontinued Ops,
               net of income taxes. . . . . . . .          388           90      (22,853)         (102)           (4)
                                                   -----------  -----------  ------------  ------------  ------------
Income (Loss) from Continuing Operations. . . . .        9,285        8,574        6,532        11,668        12,134

Change in accounting method . . . . . . . . . . .            -            -            -             -             -
SFAS 150 gain on stock call option. . . . . . . .            -            -            -             -             -
Impairment - SFAS 142 . . . . . . . . . . . . . .            -            -          983             -             -
Asset Writedown - SFAS 144. . . . . . . . . . . .            -            -            -             -             -
Restructuring & Other Charges . . . . . . . . . .            -            -        1,983             -             -
Other Charges to Cost of Sales. . . . . . . . . .            -            -        3,211             -             -
                                                   -----------  -----------  ------------  ------------  ------------
    Total Special Charges (Income). . . . . . . .            -            -        6,177             -             -

    After Tax Effect of Special Charges (Income).            -            -        4,200             -             -
                                                   -----------  -----------  ------------  ------------  ------------

Net Income from Continuing Operations Before
   Tax Effected Special Charges . . . . . . . . .  $     9,285  $     8,574  $    10,732   $    11,668   $    12,134
                                                   ===========  ===========  ============  ============  ============

    Stock Compensation Expense. . . . . . . . . .          815          599        1,002         1,031         1,154
    After Tax Effect Stock Compensation Expense .          530          389          651           701           785
                                                   -----------  -----------  ------------  ------------  ------------

Net Income from Continuing Operations Before Tax
Effected Special Charges & Stock Compensation . .  $     9,815  $     8,963  $    11,383   $    12,369   $    12,919
                                                   ===========  ===========  ============  ============  ============

Earnings Per Share from Continuing Operations
  Before Tax Effected Special Charges . . . . . .  $      0.29  $      0.26  $      0.33   $      0.36   $      0.38
                                                   ===========  ===========  ============  ============  ============

Earnings Per Share from Continuing Operations
   Before Tax Effected Special Charges and Stock
   Compensation . . . . . . . . . . . . . . . . .  $      0.30  $      0.28  $      0.35   $      0.38   $      0.41
                                                   ===========  ===========  ============  ============  ============

Diluted Average Common Shares Outstanding . . . .   32,514,702   32,480,682   32,234,427    32,467,172    31,720,959
-------------------------------------------------  -----------  -----------  ------------  ------------  ------------


                                                                                                  Year          Year
                                                                                                 Ended         Ended

                                                        Sep-03        Dec-03       Mar-04       Dec-02        Dec-03
                                                   ------------  -----------  -----------  ------------  ------------

Net Income (Loss) as reported . . . . . . . . . .  $    13,441   $    19,290  $    12,893  $     9,349   $    56,427
Deduct:  Income (Loss) from Discontinued Ops,
               net of income taxes. . . . . . . .           66         5,632            -      (22,128)        5,592
                                                   ------------  -----------  -----------  ------------  ------------
Income (Loss) from Continuing Operations. . . . .       13,375        13,658       12,893       31,477        50,835

Change in accounting method . . . . . . . . . . .       (1,014)            -            -            -        (1,014)
SFAS 150 gain on stock call option. . . . . . . .       (2,214)            -            -            -        (2,214)
Impairment - SFAS 142 . . . . . . . . . . . . . .            -             -            -          983             -
Asset Writedown - SFAS 144. . . . . . . . . . . .            -             -            -            -             -
Restructuring & Other Charges . . . . . . . . . .            -             -            -        1,983             -
Other Charges to Cost of Sales. . . . . . . . . .            -             -            -        3,211             -
                                                                                           ------------  ------------
                                                   ------------  -----------  -----------  ------------  ------------
    Total Special Charges (Income). . . . . . . .       (3,228)            -            -        6,177        (3,228)

    After Tax Effect of Special Charges (Income).       (2,520)            -            -        4,200        (2,520)
                                                   ------------  -----------  -----------  ------------  ------------

Net Income from Continuing Operations Before
   Tax Effected Special Charges . . . . . . . . .  $    10,855   $    13,658  $    12,893  $    35,677   $    48,315
                                                   ============  ===========  ===========  ============  ============

    Stock Compensation Expense. . . . . . . . . .          915         1,119        1,560        3,145         4,219
    After Tax Effect Stock Compensation Expense .          622           761        1,061        2,044         2,869
                                                   ------------  -----------  -----------  ------------  ------------

Net Income from Continuing Operations Before Tax
Effected Special Charges & Stock Compensation . .  $    11,477   $    14,419  $    13,954  $    37,721   $    51,184
                                                   ============  ===========  ===========  ============  ============

Earnings Per Share from Continuing Operations
  Before Tax Effected Special Charges . . . . . .  $      0.36   $      0.45  $      0.42  $      1.10   $      1.55
                                                   ============  ===========  ===========  ============  ============

Earnings Per Share from Continuing Operations
   Before Tax Effected Special Charges and Stock
   Compensation . . . . . . . . . . . . . . . . .  $      0.38   $      0.47  $      0.45  $      1.16   $      1.63
                                                   ============  ===========  ===========  ============  ============

Diluted Average Common Shares Outstanding . . . .   31,059,431    30,501,615   31,041,763   32,475,155    31,430,398
-------------------------------------------------  ------------  -----------  -----------  ------------  ------------

(a)  as a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results now reflected as Discontinued Operations.

(b)  "EPS from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing
Operations Before Special Charges" and "Owners Earnings" are not
intended to represent Net Earnings (loss) or Net Cash Flow From Operating Activities as defined by Generally Accepted
Accounting Principles.  These measurements should not be
used as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may not be comparable to similarly titles measures used by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and believes these measurements play an
important factor toward the growth of shareholder value over time.




     MacDermid, Inc.
     Regulation G:   GAAP to Non-GAAP Reconciliation



EBITDA from Continuing Operations Before Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)
                                                                            Three Months Ended
                                                                            -------------------
                                                                   June-02               Sep-02   Dec-02   Mar-03   Jun-03
                                                                  --------  -------------------  -------  -------  -------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $ 21,435  $            20,944  $19,489  $24,597  $25,566

SFAS 150 gain on stock call option . . . . . . . . . . . . . . .         -                    -        -        -        -
Impairment . . . . . . . . . . . . . . . . . . . . . . . . . . .         -                    -      983        -        -
Asset Writedown. . . . . . . . . . . . . . . . . . . . . . . . .         -                    -        -        -        -
Restructuring & Other Charges. . . . . . . . . . . . . . . . . .         -                    -    1,983        -        -
Other Charges to Cost of Sales . . . . . . . . . . . . . . . . .         -                    -    3,211        -        -
                                                                  --------  -------------------  -------  -------  -------
        Total Special Charges. . . . . . . . . . . . . . . . . .         -                    -    6,177        -        -


Amortization . . . . . . . . . . . . . . . . . . . . . . . . . .     1,570                1,557    1,528      769      851
Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . .     4,143                4,130    3,806    3,941    4,002

EBITDA from Continuing Operations Before
                                                                  --------  -------------------  -------  -------  -------
   Special Charges . . . . . . . . . . . . . . . . . . . . . . .  $ 27,148  $            26,631  $31,000  $29,307  $30,419
                                                                  ========  ===================  =======  =======  =======



EBITDA from Continuing Operations Before Special Charges (a) (b)
----------------------------------------------------------------
(In thousands)                                                                                    Year      Year
                                                                                                  Ended    Ended

                                                                  Sep-03    Dec-03   Mar-04     Dec-02    Dec-03
                                                                  --------  -------  -------  --------  ---------

Earnings Before Interest and Taxes . . . . . . . . . . . . . . .  $25,611   $27,690  $26,551  $ 81,482  $103,464

SFAS 150 gain on stock call option . . . . . . . . . . . . . . .   (2,214)        -        -         -    (2,214)
Impairment . . . . . . . . . . . . . . . . . . . . . . . . . . .        -         -        -       983         -
Asset Writedown. . . . . . . . . . . . . . . . . . . . . . . . .        -         -        -         -         -
Restructuring & Other Charges. . . . . . . . . . . . . . . . . .        -         -        -     1,983         -
Other Charges to Cost of Sales . . . . . . . . . . . . . . . . .        -         -        -     3,211         -
                                                                                              --------  ---------
                                                                  --------  -------  -------  --------  ---------
        Total Special Charges. . . . . . . . . . . . . . . . . .   (2,214)        -        -     6,177    (2,214)


Amortization . . . . . . . . . . . . . . . . . . . . . . . . . .      792       889      734     6,222     3,301
Depreciation . . . . . . . . . . . . . . . . . . . . . . . . . .    3,874     3,976    4,125    16,363    15,793

EBITDA from Continuing Operations Before
                                                                  --------  -------  -------  --------  ---------
   Special Charges . . . . . . . . . . . . . . . . . . . . . . .  $28,063   $32,555  $31,410  $110,244  $120,344
                                                                  ========  =======  =======  ========  =========


     (a)  as a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results now reflected as Discontinued Operations.

     (b)  "EPS from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing
Operations Before Special Charges" and "Owners Earnings" are not
     intended to represent Net Earnings (loss) or Net Cash Flow From Operating Activities as defined by Generally Accepted
Accounting Principles.  These measurements should not be
     used as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may not be comparable to similarly titles measures used by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and believes these measurements play an
     important factor toward the growth of shareholder value over time.




     MacDermid, Inc.
     Regulation G:   GAAP to Non-GAAP Reconciliation


Owners Earnings (b)
----------------------------------------------------------
(In thousands)
                                                                       Three Months Ended
                                                                       --------------------
                                                            June-02                 Sep-02    Dec-02    Mar-03   Jun-03    Sep-03
                                                            ---------  --------------------  --------  -------  --------  -------

Net cash flow provided by operating activities . . . . . .  $ 37,076   $            28,936   $47,304   $19,397  $25,586   $16,629

Capital expenditures, net. . . . . . . . . . . . . . . . .     1,124                    (3)    2,110       979    1,722     2,790
                                                            ---------  --------------------  --------  -------  --------  -------
Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $ 35,952   $            28,939   $45,194   $18,418  $23,864   $13,839
                                                            =========  ====================  ========  =======  ========  =======


Adjustment for Bond Interest assumed to be paid quarterly
----------------------------------------------------------

Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $ 35,952   $            28,939   $45,194   $18,418  $23,864   $13,839
Assumed if Bond Interest was paid quarterly. . . . . . . .    (6,900)                6,900    (6,900)    6,900   (6,900)    6,900
                                                            ---------  --------------------  --------  -------  --------  -------
Adjusted Owner Earnings. . . . . . . . . . . . . . . . . .  $ 29,052   $            35,839   $38,294   $25,318  $16,964   $20,739
----------------------------------------------------------  =========  ====================  ========  =======  ========  =======


Owners Earnings (b)
----------------------------------------------------------
(In thousands)                                                        Year     Year
                                                                      Ended    Ended

                                                            Dec-03    Mar-04   Dec-02    Dec-03
                                                            --------  -------  --------  -------

Net cash flow provided by operating activities . . . . . .  $29,159   $ 7,189  $126,193  $90,771

Capital expenditures, net. . . . . . . . . . . . . . . . .    5,213       782     4,387   10,704
                                                            --------  -------  --------  -------
Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $23,946   $ 6,407  $121,806  $80,067
                                                            ========  =======  ========  =======


Adjustment for Bond Interest assumed to be paid quarterly
----------------------------------------------------------

Owner Earnings . . . . . . . . . . . . . . . . . . . . . .  $23,946   $ 6,407  $121,806  $80,067
Assumed if Bond Interest was paid quarterly. . . . . . . .   (6,900)    6,900         -        -
                                                            --------  -------
Adjusted Owner Earnings. . . . . . . . . . . . . . . . . .  $17,046   $13,307  $121,806  $80,067
----------------------------------------------------------  ========  =======  ========  =======

     (a)  as a result of the Company's sale of Eurocir in Q4 2003, all applicable historical figures have been modified to exclude the results now reflected as Discontinued Operations.

     (b)  "EPS from Continuing Operations Before Special Charges and Stock Compensation", "EBITDA from Continuing Operations
Before Special Charges" and "Owners Earnings" are not
     intended to represent Net Earnings (loss) or Net Cash Flow From Operating Activities as defined by Generally Accepted
Accounting Principles.  These measurements should not be
     used as an alternative to Net Earnings or Net Cash Flow From Operating Activities as an indicator of operating performance and may not be comparable to similarly titles measures
     used by other entities. Management believes that these measurements portray a meaningful measure of past operating performance and believes these measurements play an
     important factor toward the growth of shareholder value over time.